Exhibit 99.3


                               POWER OF ATTORNEY
                               -----------------


            Know all men by these presents, that each of the persons whose signature appears below, constitutes and appoints Susan Weis Mindel and Ellen Weis Goldstein, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Statement on Schedule 13D, or an amendment to such a Statement, relating to his or her holdings of Common Stock, no par value, of Weis Markets, Inc., and any or all amendments and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to sign, transmit and deliver any other instruments or documents as may be related to the subject matter of such Schedule 13D or his or her interests as a shareholder of Weis Markets, Inc., including without limitation any letters, demands or requests to be delivered to Weis Markets, Inc. or any representatives thereof, and any or all amendments and supplements thereto, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of:  November 30, 1999

                                    WEIS FAMILY HOLDINGS, L.P.,

                                          By: WEIS FAMILY HOLDINGS, L.L.C.,
                                                its General Partner

                                                By:   /s/ Janet C. Weis
                                                      -------------------
                                                      Name: Janet C. Weis
                                                      Title:  Manager


                                    WEIS FAMILY HOLDINGS, L.L.C.,

                                          By:   /s/ Janet C. Weis
                                                -------------------
                                                Name: Janet C. Weis
                                                Title:  Manager



                                    /s/ Janet C. Weis
                                    -----------------------
                                    JANET C. WEIS



                                    /s/ Michael M. Apfelbaum
                                    ------------------------
                                    MICHAEL M. APFELBAUM

                                    /s/ Sidney Apfelbaum
                                    ------------------------
                                    SIDNEY APFELBAUM



                                    /s/ Joel Mindel
                                    ------------------------
                                    JOEL MINDEL



                                    /s/ Susan Weis Mindel
                                    ------------------------
                                    SUSAN WEIS MINDEL



                                    /s/ Nancy Weis Wender
                                    ------------------------
                                    NANCY WEIS WENDER



                                    /s/ Ellen Weis Goldstein
                                    ------------------------
                                    ELLEN WEIS GOLDSTEIN



                                    /s/ Joseph I. Goldstein
                                    ------------------------
                                    JOSEPH I. GOLDSTEIN